SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant  ☒

Filed by Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
	☐	Fee paid previously with preliminary materials.
	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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• Submit your proxy voting instructions

• View electronic versions of proxy voting materials

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• Request proxy voting materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 digit control number in the box below. This control number can be found in several places depending on the type of notification you received.

•	Vote Instruction Form and Proxy Card recipients can find the control number next to the label Control No. or in the box next to the arrow.
•	Email Notification recipients can find the control number next to the label Control Number.
•	Notice of Internet Availability of meeting materials. Your control number is located in the box indicated by the arrow.

Enter Control Number

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  Control#

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

Special Meeting of Shareholders	Meeting Material(s)

Friday, March 22, 2013	• Proxy Statement

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

As your vote is very important, we recommend that all voting instructions be received at least one business day prior to the voting cut-off time stated in the proxy materials. Scroll down for proxy instructions and voting.

To vote via telephone, call 1-800-690-6903 ..

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

Special Meeting of Shareholders

To be held on Friday, March 22, 2013 for holders of record as of Wednesday, January 16, 2013

601 Congress Street
Boston, Massachusetts 02210

Joint Special Meeting of Shareholders

March 22, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Andrew Arnott, Charles A. Rizzo, John Danello, Thomas M. Kinzler, Betsy Anne Seel, Christopher Sechler, Kinga Kapuscinski, Nicholas J. Kolokithas, Patricia Morisette and Andrew Wilkins, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution in each, to vote all the shares of beneficial interest of the Fund referenced above, which the undersigned is (are) entitled to vote at the Joint Special Meeting of Shareholders (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, March 22, 2013, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal(s) included in the Proxy Statement.

SPECIFY YOUR DESIRED ACTION BELOW. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IN THE PROXY STATEMENT. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

	Proposal(s)	Recommendations of the Board of Trustees	Vote Options
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	☐ For ☐ Against ☐ Abstain

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JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

PROXY FINAL SUBMISSION

• Please check all of the information below for accuracy.

• If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

• If your vote(s) are reflected correctly, click on the Final Submission button below.

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You have elected as follows:

	Proposal(s)	Recommendations of the Board of Trustees	Your vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	For

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

Final Submission	Back

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© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

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JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You have voted as follows:

	Proposal(s)	Recommendations of the Board of Trustees	Your Vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	For

© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

Accurate | Dependable | Efficient

 Control#

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

PROXY FINAL SUBMISSION

• Please check all of the Information below for accuracy.

• If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

• If your vote(s) are reflected correctly, click on the Final Submission button below.

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You have elected as follows:

	Proposal(s)	Recommendations of the Board of Trustees	Your Vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	Abstain

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

Final Submission	Back

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© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

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JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You have voted as follows:

	Proposal(s)	Recommendations of the Board of Trustees	Your Vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	Abstain

© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

Accurate | Dependable | Efficient

 Control#

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

PROXY FINAL SUBMISSION

• Please check all of the information below for accuracy.

• If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

• If your vote(s) are reflected correctly, click on the Final Submission button below.

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You have elected as follows:

	Proposal(s)	Recommendations of the Board of Trustees	Your vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	Against

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

Final Submission	Back

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© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

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JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You have voted as follows:

	Proposal(s)	Recommendations of the Board of Trustees	Your Vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	Against

© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

Control#

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

Below is a record of your voting instructions:

You did not enter any vote options. Therefore, your vote will be registered as recommended by the Board of Trustees.*

	Proposal(s)	Recommendations of the Board of Trustees	Your Vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	* For

© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

Accurate | Dependable | Efficient

Control#

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD)

PROXY FINAL SUBMISSION

• Please check all of the Information below for accuracy.

• If any of the information is incorrect, return to the Proxy Ballot by using the Back button below.

• If your vote(s) are reflected correctly, click on the Final Submission button below.

Special Meeting of Shareholders

Friday, March 22, 2013

For holders as of: Wednesday, January 16, 2013

Cusip: 41013V-100

1. Vote	2. Review	3. Confirmed

PROXY BALLOT

You did not enter any vote options. Therefore, your vote will be registered as recommended by the Board of Trustees.*

	Proposal(s)	Recommendations of the Board of Trustees	Your Vote
1A)	TO APPROVE A NEW SUBADVISORY AGREEMENT FOR JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND (HTD) BETWEEN JOHN HANCOCK ADVISERS, LLC AND ANALYTIC INVESTORS, LLC.	For	* For

If any of the above information is incorrect, return to the Proxy Ballot form by using the Back button below.

If you would like to receive an electronic confirmation when this vote is recorded, enter your e-mail address here:

Final Submission	Back

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© 2009 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc

Form of Telephone Voting Script

Telephone # 800-690-6903

Generic Greeting:
“Thank you for calling the Automated Proxy Voting Service”
Shareholder Hears:

“You must be calling from a touchtone telephone in order to use this system and already have read the proxy statement and made your voting decisions”

“Press 1 if you are calling from a touch tone phone and have your proxy form in front of you.”

Shareholder presses “1” and hears:
“Lets Begin” ** If shareholder does not press anything, they will hear: “Please call back when you have your proxy form. Thank you for calling. Goodbye.”
Control number :Shareholder hears:
“Please enter the 12-digit control number, which is labeled as such, or located in the box indicated by the arrow on your Vote Instruction Form, followed by the pound sign.”
Shareholder Enters Control number…

    Valid Control Number: (See voting scripts, below)

    Control # less than 12 digit: “Sorry, your input was invalid. The control number is 12 digits long. ” Directed to control number script

    No response from shareholder: “I have not received your response” Directed to control number script

    Invalid: “Sorry, your control number is invalid”

    Invalid greater than 3x: “Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system in 24 hours. We have not recorded a vote. Goodbye.”

    Valid control number, but Shareholder has already voted: “A vote has already been recorded for this control number. If you want to change your vote, press “1”, if you do not want to change your vote press “2”. (See voting scripts, below).

    Valid control number, but Shareholder has just voted a proxy with the same proposals: “The proposals for this control number are the same as your last proxy. If you would like to vote this control number in the same manner as the prior control number, press 1. If you would like to vote this control number differently, press 2.

1

Voting:
“If you would like to vote as the Board recommends press 1, to vote on the proposals individually press 2.
Shareholder presses	Shareholder hears:
1	“Let me confirm. You have elected to vote as the Board recommends.” they are directed to the Vote logged Script.
2	Shareholder goes to Nominee and/or Proposal Voting.
Proposal Voting:
Shareholder hears:
“There is/are <Proposals> to vote on. After you cast all your vote(s), you have a chance to review it/them”. The selections are: For/Against/Abstain
For/Against/Abstain Script:

We are ready to accept your vote for proposal <n>.“If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3.”

**Based on the shareholder’s selection, the prompt will confirm their choice.

Completed Proposal Voting:
“You have completed Proposal Voting” This text will be heard following the final proposal on the ballot.
Confirm Options:
“Let me confirm.”
Proposal Confirmation: “You have voted For proposal ##.” “You have voted Against proposal ##.” “You have voted to Abstain on Proposal ##.”(Repeated as necessary)

2

Vote Logged	Script:
Vote is sent to mainframe

“If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3.”

    If shareholder presses 1: “One moment, while I log your ballot. A vote has been recorded for control number <controlNumber>.” Shareholder then goes to Vote another Proxy Script.

    If shareholder presses 2: they are directed to the Voting Script.

    If shareholder presses 3: they are directed to the applicable Confirm Options.

Vote Another Proxy Script:
Shareholder wants to/does not want to vote on another control number.

“If this concludes your business press 1, if you would like to vote for another proxy election press 2.”

    If shareholder presses 1: “All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy cards. Keep it as a record of your vote. Thank you for calling. This concludes your transaction.” Goodbye.

    If shareholder presses 2: Shareholder enters control number for next proxy card. See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	“We are sorry. The automated Proxy voting system is unavailable at this time. Please try your call again later. We have not recorded the vote. Goodbye”
Meeting Date:	“Sorry, we cannot accept your voting instructions. It is the day of the meeting or the cut off date for voting has passed.
Control number no longer valid:	“Sorry, the control number you entered is no longer valid. Please contact your bank, Broker or Mutual fund to confirm your voter eligibility.”

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